SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(State or other Jurisdiction of	Commission File Number	(IRS Employer
Incorporation or Organization)		Identification No.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(Address of Principal Executive Offices)	(Zip Code)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	JBHT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.     COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 22, 2020, our Board of Directors, through our Executive Compensation Committee or independent directors, approved the following base salaries.

John N. Roberts III	President and CEO	$900,000

David G. Mee	EVP, Finance and Administration and CFO	$540,000

Terrence D. Matthews	EVP, President of Intermodal	$525,000

Shelley Simpson	EVP, President of ICS and Truckload and CMO	$540,000

Nicholas Hobbs	EVP, President of DCS	$540,000

Kirk Thompson	Chairman of the Board	$365,000

A summary of our compensation arrangements with our named executive officers and our Chairman of the Board, excluding awards which may be made under our Management Incentive Plan, is attached as an exhibit to this Form 8-K and is incorporated by reference into this report.

ITEM 7.01.	REGULATION FD DISCLOSURE

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On January 22, 2020, we issued a news release announcing the declaration of a regular quarterly dividend of $0.27 per common share. That release contained a typographical error on the stockholders of record date of February 7, 2019, which should have stated the dividend is payable to stockholders of record on February 7, 2020. The dividend will be paid on February 21, 2020. A corrected copy of the news release is furnished as an exhibit to this Form 8-K.

Also on January 22, 2020, our Board of Directors adopted a new share repurchase program authorizing the repurchase of $500 million of the Company’s common stock.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Summary of Compensation Arrangements with Named Executive Officers.

99.2	Corrected news release issued by J.B. Hunt Transport Services, Inc. on January 22, 2020 announcing declaration of a dividend.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 28th day of January 2020.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:	/s/ John N. Roberts, III
John N. Roberts, III
President and Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ David G. Mee
David G. Mee
Executive Vice President, Finance and
Administration and Chief Financial Officer
(Principal Financial Officer)